                                                                      EXHIBIT 21
MARCH 1998

                            ILLINOIS TOOL WORKS INC.
                          SUBSIDIARIES AND AFFILIATES

                                                                                 PERCENT
                          COMPANY                               RELATIONSHIP    OWNERSHIP
                          -------                               ------------    ---------
A 3 Sud S.p.A. -- Italy(1)..................................    Subsidiary         100%
Accu-Lub manufacturing GmbH -- Germany......................    Subsidiary         +50%
Azon Pty. Limited -- Australia(2)...........................    Subsidiary         100%
Buell Industries, Inc. -- Delaware..........................    Subsidiary         100%
Burseryds Bruk AB -- Sweden.................................    Subsidiary         100%
Bursped AB -- Sweden(3).....................................    Subsidiary         100%
CEV Hydroelectric Company -- Italy(4).......................     Affiliate        5.77%
Champs Investment E.U.R.L. -- France(5).....................    Subsidiary         100%
Cofiva S.p.A. -- Italy(6)...................................    Subsidiary         100%
Compagnie de Materiel et d'Equipements Techniques S.A.S. --
  France....................................................    Subsidiary         100%
Company Consurtium Valle D'Aosta -- Italy(4)................    Subsidiary         100%
CS Packaging (Malaysia) Sdn Bhd -- Malaysia(7)..............     Affiliate          50%
CS Packaging Corporation Ltd. -- British Virgin Islands.....     Affiliate          50%
CS Packaging Corporation Ltd. -- Hong Kong(8)...............     Affiliate          50%
CS Packaging Corporation Pte. Ltd. -- Singapore(9)..........     Affiliate          50%
CS Packaging Investment Pte. Ltd. -- Singapore(8)...........     Affiliate          50%
Cumberland Leasing Co. -- Illinois(10)......................    Subsidiary         100%
Cyclone Hardware Pty. Ltd. -- Australia(11).................    Subsidiary         100%
Cyklop Signode Packaging Corporation -- Thailand............    Subsidiary         100%
Cyklop Singapore Pte. Ltd. -- Singapore(9)..................    Subsidiary         100%
Danband Products Australia Pty. Ltd. -- Australia(12).......    Subsidiary         100%
Danband Products Limited -- New Zealand(12).................    Subsidiary         100%
Devcon de Mexico, S.A. -- Mexico............................    Subsidiary         100%
Devcon Limited -- Ireland...................................    Subsidiary         100%
DeVilbiss Equipamentos Para Pintura Industrial Ltda. --
  Brazil....................................................    Subsidiary         100%
DeVilbiss Ransburg de Mexico S.A. de C.V. -- Mexico.........    Subsidiary         100%
Edgepack Limited -- United Kingdom(13)......................    Subsidiary         100%
Elettro Gibi S.p.A. -- Italy(6).............................    Subsidiary         100%
Elleyse Financing SNC -- France(14).........................    Subsidiary         100%
Envases Multipac, S.A.de C.V. -- Mexico.....................     Affiliate          49%
Fiber Products Corp. -- Louisiana...........................    Subsidiary         100%
Fixing System S.A. -- Switzerland(15).......................    Subsidiary         100%
Gema Volstatic AG -- Switzerland(15)........................    Subsidiary         100%
Gerhard Haugk GmbH -- Germany(16)...........................    Subsidiary         100%
Gerrard Signode Limited -- New Zealand(12)..................    Subsidiary         100%
Gerrard Signode Pty. Limited -- Australia(12)...............    Subsidiary         100%
Halles Financing E.U.R.L. -- France(17).....................    Subsidiary         100%
Haloila Vertrieb GmbH -- Germany(5).........................    Subsidiary         100%
Heistrap Industriesysteme GmbH -- Germany(18)...............    Subsidiary         100%
Hobart Brothers(International) AG -- Switzerland(15)........    Subsidiary         100%
Hobart Brothers Company -- Ohio.............................    Subsidiary         100%
Hobart Laser Products, Inc.(19).............................    Subsidiary         100%
Hobart Mexico -- Mexico.....................................    Subsidiary         100%
Hylec Eletro Gibi(UK) Ltd. -- United Kingdom(20)............     Affiliate          33%
I.T.W. Inc. -- Illinois.....................................    Subsidiary         100%
ILI International S.A. de C.V. -- Mexico....................    Subsidiary         100%

                                                                                 PERCENT
                          COMPANY                               RELATIONSHIP    OWNERSHIP
                          -------                               ------------    ---------
Illinois Tool Works FSC Inc. -- Barbados(21)................    Subsidiary         100%
IMSA ITW, S.A. de C.V. -- Mexico............................     Affiliate          50%
IMSA Paslode, S.A. de C.V. -- Mexico........................     Affiliate          50%
IMSA Signode, S.A. de C.V. -- Mexico........................     Affiliate          50%
Inmobiliaria Cit, S.A. de C.V. -- Mexico....................     Affiliate          49%
Ispra-Control S.p.A. -- Italy(22)...........................    Subsidiary         100%
Ispra-Flex S.p.A. -- Italy(20)..............................    Subsidiary          85%
ITW Ampang Industries Philippines, Inc. -- Philippines......    Subsidiary         100%
ITW Asia(Pte) Limited -- Singapore..........................    Subsidiary         100%
ITW Ateco GmbH -- Germany(23)...............................    Subsidiary         100%
ITW Austria Vertriebs GmbH -- Austria(16)...................    Subsidiary         100%
ITW Automotive Products GmbH -- Germany(24).................    Subsidiary         100%
ITW Automotive Products GmbH, K.G.(25)......................    Subsidiary         100%
ITW Befestigungssyteme GmbH -- Germany(24)..................    Subsidiary         100%
ITW Belgium S.A. -- Belgium.................................    Subsidiary         100%
ITW Bevestigingssystemen B.V. -- Netherlands(26)............    Subsidiary         100%
ITW Canada -- Canada(27)....................................    Subsidiary         100%
ITW Canada Holdings Company -- Canada(19)...................    Subsidiary         100%
ITW Canada Management Inc. -- Canada........................    Subsidiary         100%
ITW-Canguru Rotulos Ltda. -- Brazil.........................     Affiliate          50%
ITW Cayman -- Cayman Islands(6).............................    Subsidiary         100%
ITW China Components Inc. -- Delaware.......................    Subsidiary         100%
ITW Construction Products (Suzhou) Co. Ltd. -- China........    Subsidiary         100%
ITW de Argentina S.A -- Argentina(6)........................    Subsidiary         100%
ITW de Fastex de Argentina S.A. -- Argentina(28)............    Subsidiary         100%
ITW de France S.A.S. -- France(5)...........................    Subsidiary         100%
ITW (Deutschland) GmbH -- Germany(29).......................    Subsidiary         100%
ITW Devcon Industriel Products GmbH -- Germany(24)..........    Subsidiary         100%
ITW do Brazil Industrial e Comercial Ltda. -- Brazil........    Subsidiary         100%
ITW Domestic Holdings Inc. -- Delaware......................    Subsidiary         100%
ITW Dynatec (Hong Kong) Limited -- Hong Kong................     Affiliate          50%
ITW Dynatec Kabushiki Kaisha -- Japan.......................    Subsidiary         100%
ITW Dynatec Singapore Pte. Ltd. -- Singapore................     Affiliate          50%
ITW Dynatec Thailand Ltd. -- Thailand.......................     Affiliate          20%
ITW Electronic Packaging (Malta) Ltd. -- Malta(30)..........    Subsidiary         100%
ITW Espana S.A. -- Spain(6).................................    Subsidiary         100%
ITW Expandet S.A. -- France(31).............................    Subsidiary         100%
ITW Fastex Italia S.p.A. -- Italy(6)........................    Subsidiary         100%
ITW Finance L.L.C. -- Delaware(32)..........................    Subsidiary         100%
ITW Finance II L.L.C. -- Delaware(33).......................    Subsidiary         100%
ITW Finishing L.L.C. -- Delaware(34)........................    Subsidiary         100%
ITW Gunther S.A.S -- France(5)..............................    Subsidiary         100%
ITW Holding France S.A.S. -- France(6)......................    Subsidiary         100%
ITW Holdings GmbH -- Germany(35)............................    Subsidiary         100%
ITW Holdings Japan L.L.C. -- Delaware(36)...................    Subsidiary         100%
ITW Holdings Pty. -- Australia(37)..........................    Subsidiary         100%
ITW Holdings U.K. -- United Kingdom(6)......................    Subsidiary         100%
ITW-Imaden Industria E Comercio Ltda. -- Brazil.............    Subsidiary          75%
ITW Industrie G.m.b.H. -- Germany(24).......................    Subsidiary         100%
ITW Industry Co., Ltd. -- Japan(38).........................    Subsidiary         100%
ITW International Finance Inc. -- Delaware(21)..............    Subsidiary         100%

                                                                                 PERCENT
                          COMPANY                               RELATIONSHIP    OWNERSHIP
                          -------                               ------------    ---------
ITW International Finance S.A.S. -- France(6)...............    Subsidiary         100%
ITW International Holdings Inc. -- Delaware(39).............    Subsidiary         100%
ITW Investments, Inc. -- Delaware(40).......................    Subsidiary          90%
ITW Ireland -- Ireland(41)..................................    Subsidiary         100%
ITW Ireland Holdings -- Ireland(42).........................    Subsidiary         100%
ITW Italy Finance E.U.R.L. -- France(17)....................    Subsidiary         100%
ITW Jeju Industries Private Limited -- India................    Subsidiary          51%
ITW Leasing & Investments Inc. -- Delaware..................    Subsidiary         100%
ITW Limited Sweden Filial Sverige -- Sweden(43).............    Subsidiary         100%
ITW Limited -- United Kingdom(44)...........................    Subsidiary         100%
ITW Mapri Industria e Commercio Ltda -- Brazil(45)..........    Subsidiary         100%
ITW Meritex Sdn. Bhd. -- Malaysia(46).......................    Subsidiary         100%
ITW Mima Europe S.N.C. -- France(5).........................    Subsidiary         100%
ITW Mima Films L.L.C. -- Delaware(47).......................    Subsidiary         100%
ITW Mima Holdings L.L.C. -- Delaware(47)....................    Subsidiary         100%
ITW Mortgage Investments I, Inc. -- Delaware(48)............    Subsidiary          90%
ITW Mortgage Investments II, Inc. -- Delaware(49)...........    Subsidiary         100%
ITW Mortgage Investments III, Inc. -- Delaware(50)..........    Subsidiary         100%
ITW Mortgage Investments IV, Inc. -- Delaware(51)...........    Subsidiary         100%
ITW Muller Inc. -- Texas....................................    Subsidiary         100%
ITW Nederland B.V. -- Netherlands...........................    Subsidiary         100%
ITW New Zealand -- New Zealand..............................    Subsidiary         100%
ITW Oberflaechentechnik GmbH -- Germany(23).................    Subsidiary         100%
ITW Packaging Corporation -- Delaware.......................    Subsidiary         100%
ITW PanCon Inc. -- Delaware.................................    Subsidiary         100%
ITW Paris E.U.R.L. -- France(5).............................    Subsidiary         100%
ITW Polska Sp.s.o.o. -- Poland(6)...........................    Subsidiary         100%
ITW Real Estate L.L.C. -- Delaware(52)......................    Subsidiary         100%
ITW Residuals Inc. -- Delaware..............................    Subsidiary         100%
ITW Service Inc. -- Korea(53)...............................    Subsidiary         100%
ITW Shippers S.A. -- Belgium(54)............................    Subsidiary         100%
ITW Signode Australasia Pty. Limited -- Australia(55).......    Subsidiary         100%
ITW Signode Holding GmbH -- Germany.........................    Subsidiary         100%
ITW Signode India Limited -- India..........................    Subsidiary          51%
ITW Specialty Packaging L.L.C. -- Delaware(56)..............    Subsidiary         100%
ITW Surfaces & Finitions S.A. -- France(5)..................    Subsidiary         100%
ITW Sverige AB -- Sweden....................................    Subsidiary         100%
ITW Switches Asia Ltd. -- Taiwan............................    Subsidiary         100%
ITW Tech Co. Inc. -- Delaware(57)...........................    Subsidiary         100%
ITW Universal L.L.C. -- Delaware(6).........................    Subsidiary         100%
ITW Welding Products Asia Pacific Pte. Limited --
  Singapore.................................................    Subsidiary         100%
Jambro Ltd. -- New Zealand..................................    Subsidiary         100%
Japit Inc. -- Japan.........................................     Affiliate          19%
Jemco de Mexico,, S.A. de C.V. -- Mexico....................    Subsidiary         100%
KC Metal Products Pty. Ltd. -- Australia(12)................    Subsidiary         100%
Kinnears Pty. Ltd. -- Australia(11).........................    Subsidiary         100%
Kinnears Ropes Ltd. -- New Zealand(11)......................    Subsidiary         100%
Kormag Industries e Comercio Ltda. -- Brazil................     Affiliate          40%
Liljendals Bruk Ab -- Finland...............................    Subsidiary         100%
Lombard Pressings Limited -- United Kingdom(44).............    Subsidiary         100%
Loveshaw Corporation, The -- Delaware(58)...................    Subsidiary         100%

                                                                                 PERCENT
                          COMPANY                               RELATIONSHIP    OWNERSHIP
                          -------                               ------------    ---------
Lys Comet S.A.S. -- France(5)...............................    Subsidiary         100%
Lys Fusion Poland Sp.z.o.o. -- Poland(4)....................    Subsidiary          87%
Lys Fusion S.p.A. -- Italy(59)..............................    Subsidiary         100%
Meritex(Penang) Sdn. Bhd. -- Malaysia(46)...................    Subsidiary         100%
Meritex Plastic Industries, Inc. -- Texas(6)................    Subsidiary         100%
Meyercord Co., The -- Delaware..............................    Subsidiary         100%
Miller Electric Mfg. Co. -- Wisconsin.......................    Subsidiary         100%
Miller Europe S.p.A. -- Italy(60)...........................    Subsidiary         100%
Miller Group France S.A., The -- France(5)..................    Subsidiary         100%
Miller Insurance Ltd -- Bermuda(60).........................    Subsidiary         100%
Mima Films L.L.C. -- Delaware(61)...........................    Subsidiary         100%
Mima Films S.a.r.1. -- Luxembourg(62).......................    Subsidiary         100%
Mima Films SCA -- Belgium(63)...............................    Subsidiary         100%
Morlock GmbH -- Germany(16).................................    Subsidiary         100%
Morlock Mechanik Verwaltungsgessellschaft mbH --
  Germany(16)...............................................    Subsidiary         100%
Nation Financing E.U.R.L. -- France(5)......................    Subsidiary         100%
Newtec Iberica S.A. -- Spain(64)............................    Subsidiary         100%
Nifco Hi-Cone Leasing Company Limited -- Japan..............     Affiliate          40%
Nouva Cannottieri Olona s.r.1. -- Italy(20).................     Affiliate          .5%
Nuovo Lys Fusion s.r.1. -- Italy(65)........................    Subsidiary         100%
Odesign, Inc. -- Illinois...................................    Subsidiary         100%
Orgapack A.G. -- Switzerland(66)............................    Subsidiary         100%
Orgapack E.U.R.L. -- France(5)..............................    Subsidiary         100%
Orgapack Finance GmbH -- Switzerland(67)....................    Subsidiary         100%
Orgapack GmbH -- Switzerland(67)............................    Subsidiary         100%
Orgapack Holding A.G. -- Switzerland(68)....................    Subsidiary         100%
Oy M Haloila Ab -- Finland(5)...............................    Subsidiary         100%
PT Cyklop Indo Utama -- Indonesia(69).......................     Affiliate          57%
Packaging Leasing Systems Inc. -- Delaware..................    Subsidiary          80%
Padlocker Corporation -- Delaware...........................    Subsidiary         100%
PanCon GmbH -- Germany(16)..................................    Subsidiary         100%
Paslode S.A.R.L. -- France(5)...............................    Subsidiary         100%
Ransburg Gema s.r.1. -- Italy(6)............................    Subsidiary         100%
Ransburg Industrial Finishing K.K. -- Japan(70).............    Subsidiary         100%
Ransburg Manufacturing Corporation -- Indiana...............    Subsidiary         100%
Reddi-Pac, Inc. -- Pennsylvania.............................    Subsidiary         100%
Scanilec B.V. -- Netherlands(25)............................    Subsidiary         100%
Scybele S.A.S. -- France(5).................................    Subsidiary         100%
Seine Investments E.U.R.L. -- France(5).....................    Subsidiary         100%
Serim s.r.1. -- Italy(19)...................................    Subsidiary          51%
Shanghai ITW Plastic & Metal Company Limited -- China(71)...    Subsidiary          93%
Signode B.V. -- Netherlands(26).............................    Subsidiary         100%
Signode Bernpak GmbH -- Germany.............................    Subsidiary         100%
Signode Brasileiria S.A. -- Brazil..........................    Subsidiary          60%
Signode France S.A.S. -- France(5)..........................    Subsidiary         100%
Signode Ireland Limited -- United Kingdom(72)...............     Affiliate          50%
Signode Kabushiki Kaisha -- Japan(6)........................    Subsidiary         100%
Signode Packaging Systems Limited -- East Africa............     Affiliate          20%
Signode Systems GmbH -- Germany(16).........................    Subsidiary         100%
Simco(Nederland) B.V. -- Netherlands(6).....................    Subsidiary         100%
Simco Japan, K.K. -- Japan..................................    Subsidiary         +50%

                                                                                 PERCENT
                          COMPANY                               RELATIONSHIP    OWNERSHIP
                          -------                               ------------    ---------
Societe de Prospection et d'Inventions Techniques S.A.S.
  (SPIT) -- France(5).......................................    Subsidiary         100%
Societe d'Applications Thermiques S.A.(SAT) -- France(5)....    Subsidiary         100%
Societe Nouvelle Provence Plastiques S.A.R.L. --
  France(5).................................................    Subsidiary         100%
Svenska Kantskydd AB -- Sweden..............................    Subsidiary         100%
Thimon S.A. -- France(5)....................................    Subsidiary         100%
Triumph Financing E.U.R.L. -- France(5).....................    Subsidiary         100%
Vikadan A/S -- Denmark......................................    Subsidiary         100%
Vikadan Finans ApS -- Denmark(73)...........................    Subsidiary         100%
W.A. Deutsher Pty. Ltd -- Australia.........................    Subsidiary         100%
Wide Body(FSC) I, Inc. -- U.S. Virgin Islands(21)...........    Subsidiary         100%

---------------
 (1) Wholly owned by ITW Fastex Italia S.p.A.

 (2) Wholly owned by ITW Holdings Pty.

 (3) Wholly owned by Burseryds Bruk AB

 (4) Ownership interest is by Lys Fusion S.p.A.

 (5) Wholly owned by ITW Holding France S.A.S.

 (6) Wholly Owned by ITW International Holdings Inc.

 (7) Wholly owned by CS Packaging Corporation Pte. Ltd. (Signapore)

 (8) Wholly owned by CS Packaging Corporation Ltd. (BVI)

 (9) Wholly owned by CS Packaging Investment Pte. Ltd.

(10) Wholly owned by ITW Investments, Inc.

(11) Wholly owned by Azon Pty. Limited

(12) Wholly owned by ITW Signode Australasia Pty. Limited

(13) Wholly owned by Lombard Pressings Limited

(14) Wholly owned by Champs Investment E.U.R.L.

(15) Wholly owned by Orgapack GmbH

(16) Wholly owned by ITW Signode Holding GmbH

(17) Wholly owned by ITW International Finance S.A.S.

(18) Wholly owned by Signode Bernpak GmbH

(19) Wholly owned by Hobart Brothers Company

(20) Ownership interest is by Elettro GiBi S.p.A.

(21) Wholly owned by ITW Leasing & Investments Inc.

(22) Wholly owned by Elettro GiBi S.p.A.

(23) Wholly owned by ITW Industrie G.m.b.H.

(24) Wholly owned by ITW (Deutschland) GmbH

(25) 99.9% owned by ITW Befestigungssysteme GmbH; .1% owned by ITW Automotive Products GmbH

(26) Wholly owned by ITW Nederland B.V.

(27) 99.9% owned by ITW Canada Holdings Company; .1% owned by ITW Canada Management Inc.

(28) Wholly owned by ITW Mapri Industria e Comercio Ltda.

(29) 94% owned by ITW International Holdings Inc.; 6% owned by Illinois Tool Works Inc.

(30) 99.9% owned by Illinois Tool Works Inc.; .1% owned by ITW Limited

(31) 53% owned by ITW Holding France S.A.S.; 47% owned by Societe de Prospection et d'Inventions

(32) Techniques S.A.S. 99% owned by ITW Tech Co. Inc.; 1% owned by Illinois Tool Works Inc.

(33) 99% owned by ITW Leasing & Investments Inc.; 1% owned by Illinois Tool Works Inc.

(34) 99% owned by Illinois Tool Works Inc.; 1% owned by ITW Domestic Holdings
     Inc.

(35) 50% owned by Azon Pty. Limited; 50% owned by ITW International Holdings
     Inc.

(36) 90% owned by ITW International Holdings Inc.; 10% owned by ITW Leasing & Investments Inc.

(37) 99% owned by Illinois Tool Works Inc.; 1% owned by W.A. Deutsher Pty. Ltd.

(38) Wholly owned by Ransburg Industrial Finishing K.K.

(39) 1,000 common shares owned by ITW Investments, Inc.; 150,000 Preferred 6% Non-Voting shares

(40) owned by Illinois Tool Works Inc. Ownership interest is by ITW Leasing & Investments Inc.

(41) 99.9% owned by ITW Ireland Holdings; .1% owned by ITW Cayman

(42) 99.9% owned by ITW International Holdings Inc.; .1% owned by ITW Cayman

(43) Wholly owned by ITW Limited

(44) Wholly owned by ITW Holdings U.K.

(45) 96.39% owned by Illinois Tool Works Inc.; .3% owned by ITW do Brazil Industrial e Comercial Ltda.

(46) Wholly owned by Meritex Plastic Industries, Inc.

(47) 99% owned by ITW Specialty Packaging L.L.C.; 1% owned by ITW Leasing & Investments Inc.

(48) Ownership interest is by: 1,000 common shares, 800 Preferred Series A 6% Cumulative Non-Voting shares and 800 Preferred Series B 7.3% Cumulative Non-Voting shares owned by ITW Leasing & Investments Inc.

(49) 1,000 common shares owned by Illinois Tool Works Inc.; 1,000 Preferred Series A 6% Cumulative Non-Voting shares owned by ITW Real Estate L.L.C.

(50) 1,000 common shares owned by Illinois Tool Works Inc.; 1,000 Preferred Series A 5% Cumulative Non-Voting shares owned by ITW Real Estate L.L.C.

(51) 1,000 common shares owned by Illinois Tool Works Inc.; 1,000 Preferred Series A 7.5% Cumulative Non-Voting shares owned by ITW Investments, Inc.

(52) 99% owned by ITW Mortgage Investments I, Inc.; 1% owned by Illinois Tool Works Inc.

(53) 50.65% owned by Illinois Tool Works Inc.; 43.72% owned by ITW International Holdings Inc.; 5.63% owned by ITW Dynatec Kabushiki Kaisha

(54) 76% owned by Scybele S.A.S.; 24% owned by ITW Belgium S.A.

(55) Wholly owned by ITW Holdings GmbH

(56) 90% Illinois Tool Works Inc.; 10% ITW Leasing & Investments Inc.

(57) Wholly owned by ITW International Finance Inc.

(58) 1,000 common shares owned by Illinois Tool Works Inc.; 52,850 Preferred Series A 7% Cumulative Non-Voting shares owned by ITW Finance II L.L.C.; 54,000 Preferred Series B 7.1% Cumulative Non-Voting shares owned by Padlocker Corporation

(59) Wholly owned by Cofiva S.p.A.

(60) Wholly owned by Miller Electric Mfg. Co.

(61) Wholly owned by ITW Mima Films L.L.C.

(62) Wholly owned by ITW Specialty Packaging L.L.C.

(63) 73% owned by ITW Mima Films L.L.C.; 1% owned by Mima Films L.L.C.

(64) Wholly owned by ITW Espana S.A.

(65) 90% owned by Lys Fusion S.p.A.; 10% ITW Fastex Italia S.p.A.

(66) Wholly owned by Orgapack Holding A.G.

(67) 99% owned by ITW International Holdings; 1% owned by ITW Universal L.L.C.

(68) Wholly owned by Orgapack Finance GmbH

(69) Ownership interest by Cyklop Singapore Pte. Ltd.

(70) Wholly owned by ITW Japan Holdings L.L.C.

(71) Ownership interest is by ITW China Components Inc.

(72) Ownership interest is by ITW Limited

(73) Wholly owned by Vikadan A/S